Exhibit 99.2

Nucleic Acid Therapeutics

and

Rare Diseases

Annual Meeting

San Diego, CA

15 September 2014

Forward Looking Statement

Statements made in this presentation may be forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that may cause actual results to differ materially from those projected or suggested. Factors that could cause actual results to differ materially from those in forwardlooking statements include, but are not limited to: (i) the ability of Marina Biotech to obtain additional funding; (ii) the ability of Marina Biotech to attract and/or maintain manufacturing,

research, development and commercialization partners; (iii) the ability of Marina Biotech and/or a partner to successfully complete product research and development, including preclinical and clinical studies and commercialization; (iv) the ability of Marina Biotech and/or a partner to obtain required governmental approvals; and (v) the ability of Marina

Biotech and/or a partner to develop and commercialize products prior to, and that can compete favorably with those of, competitors. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in Marina Biotech's most recent filings with the Securities and

Exchange Commission. Marina Biotech assumes no obligation to update or supplement forward-looking statements because of subsequent events.

2012-2013 Achievements

» Advanced Clinical Pipeline

» Completed Cohort 2 dosing in the dose escalating segment of Phase 1b Study

» Validated Technologies Through the Following License Agreements:

» SMARTICLES to Mirna Therapeutics for the development of microRNA-based therapeutics

» SMARTICLES to ProNAi for the development of DNAi therapeutics

» Nucleic acid drug discovery platform to Monsanto for the development of agriculture products

» CRN chemistry to Novartis for the development of nucleic acid-based therapeutics

» UNA chemistry to Tekmira for the development of nucleic acid-based therapeutics

» Expanded Worldwide Intellectual Property Portfolio Through the Following

Issuances and Allowances:

» Two patents covering UNA chemistry (New Zealand & U.S.)

» Seventeen patents covering lipid-based delivery (Australia, Europe, Japan & U.S.)

» Two patents covering tkRNAi (Canada & Japan)

» Three patents covering peptides and lipo-peptides (China, Europe, & U.S.)

» Regains Intellectual Property Rights to its tkRNAi™ Technology for Agriculture and

Veterinary Uses

» Created a Strategic Alliance

» Alliance with Girindus (now Nitto Denko Avecia) to develop and manufacture CRN chemistries

Increase Efforts and Focus on Rare Disease

Clinical Pipeline

» Nucleic Acid Therapeutics Have Demonstrated Good Clinical Safety

» Numerous constructs (siRNA, antisense, antagomirs, microRNA mimics, etc.)

utilizing multiple mechanisms of action (RNAi, mRNA inhibition, exonskipping,

steric blocking, microRNA modulation) have reached human clinical development and have been established as safe and well tolerated

» Marina’s Delivery Technology Has Demonstrated Unequaled Clinical

Versatility

» SMARTICLES delivery technology is in Phase 1 and Phase 2 human trials delivering double- AND single-stranded nucleic acid therapeutics, respectively

» Marina’s Broad Drug Discovery Platform Can Best Support Robust

Clinical Programs in Rare Diseases

» Specific mechanisms of action will be inadequate in eliciting a therapeutic effect depending on target and indication

» Robust development programs will require more than one nucleic acid modality (i.e. lead and back-ups) as part of a clinical package

Marina’s nucleic acid drug discovery platform is unmatched in the sector

Capability Comparison (FTO Against Competition)

	Nucleic Acid Constructs				Delivery			
	siRNA	*ASO*	*MicroRNA mimics*	*Antagomirs*	*Lipid*	*Polymer*	*Peptide*	*Bacterial*
Marina	X	X	X	X	X		X	X
Alnylam	X				X		X	
Arrowhead	X				X	X		
Dicerna	X				X			
Rxi	X				X			
Silence	X				X			
Tekmira	X				X			
Isis		X						
Prosensa		X						
Sarepta		X						
Regulus			X	X				
Santaris				X				
PhaseRx						X		

MARINA BIOTECH 5

Biochemistry Technologies

» Unlocked nucleobase monomers (UNA) – non-nucleotide, acyclic monomers

6

» Conformationally restricted nucleotides (CRN) – nucleotide analogs with a “bridge” connecting the C2’ and C4’ carbons of ribose

RNA CRN LNA

Delivery Technologies

- ***SMARTICLES*** – Amphoteric liposomes composed of unique combinations of anionic and cationic lipids which enable cell uptake and pH-triggered endosomal escape
- ***DiLA2*** – Liposomes composed of unique combinations of head groups, linkers and alkyl chains where the head group is an amino acid (naturally occurring or man-made)
- ***tkRNAi*** – Non-pathogenic bacteria engineered to produce, deliver and release interfering RNA mediators (shRNA) to targeted tissue
- ***Trp Cage Phage Display Library*** – Library Trp Cage possesses 20^7 unique peptides in a high copy number phage library; trp cage motif is the smallest known peptide that folds into a stabile 3-D structure
- ***Breadth of delivery technologies allows for possibility of I.V., subQ, Local, Topical and Oral administration***

Marina is ONLY company delivering single & double-stranded NAs – both in the clinic

MARINA BIOTECH
7

Delivery Capability Is Unparalleled

Within the Sector

» Two separate and distinct delivery technologies in clinical development

» SMARTICLES (lipid nanoparticle)

» tkRNAi (engineered, non-pathogenic bacteria)

» Most versatile delivery technology (SMARTICLES) in clinical development

» Delivering both a single-stranded and double-stranded nucleic acid

» Delivering to both the cell nucleus and cell cytoplasm

» Nucleus: ProNAi – single-stranded DNA decoy

» Cytoplasm: Mirna Therapeutics – double-stranded microRNA mimic

» Delivering a lipid nanoparticle outside the liver, (i.e. tumors)

» ProNAi: Refractory solid tumors

» Mirna: Unresectable primary liver cancer/solid cancers with liver involvement

» Only Orally administered RNAi-based therapeutic in clinical development (tkRNAi)

SMARTICLES Clinical Status

» ProNAi Therapeutics (PNT2258) – Advanced Solid Tumors & Lymphomas

» Phase 1 Completed in November 2012

» 30 patients (dose range 1-150 mg/m2); (J Clin Oncol 30, 2012 (suppl; abstr

TPS3110))

» Reported interim Phase 2 data at American Society of Hematology in December 2013

» 82% of patients had tumor shrinkage when receiving single-agent therapy with

PNT2258

» Overall response rate in patients with follicular lymphoma is 40% and in patients with diffuse large B-cell lymphoma is 50%

» Mirna Therapeutics (MRX34) – Liver-Based Cancers

» Initiated Phase 1 clinical testing in April 2013

» Reported interim Phase 1 data at American Association for Cancer Research in April

2014

» To date, manageable safety profile in patients with advanced cancer and liver involvement

» Maximum Tolerated Dose not reached; dose escalation phase ongoing

» Non-linear PK, half-life > 1 day

To date, SMARTICLES has been administered to ~50 people

SMARTICLES Potential Mechanisms

of Delivery

» Exosomal repackaging (Cell-to-Cell Communication):

» SMARTICLES may promote cellular repackaging of oligonucleotides into exosomes providing sustained functional delivery to certain vascularized tissues

» Payload “tells” exosome what tissue to target

10

» Delivery directly to nucleus1:

» Small RNAs can silence nuclear RNA and guide sitespecific

cleavage of the targeted RNA, demonstrating that

RNAi can function in the human nucleus

» Ability to target multiple non-coding RNAs in the nucleus

1Gagnon et al., RNAi Factors Are Present and Active in Human Cell Nuclei,

Cell Reports (2014), http://dx.doi.org/ 10.1016/j.celrep.2013.12.013

In either case the potential delivery “opportunity” is tremendous

Broad, Young and Issuing

Intellectual Property Estate

Technology US

Issued

Foreign

Issued

Worldwide

Pending

Biochemistry

Unlocked Nucleobase Monomers (UNA) 1 5 23

Conformationally Restricted Nucleotides

(CRN) 5 -- 10

Delivery

Liposome Systems 12 53 43

Liposome Manufacturing Methods -- 2 20

Bacterial Systems -- 9 7

Phage Display Library 6 -- --

Targeting, conjugating & condensing

peptides 1 14 17

Over 100 issued patents and over 90 pending U.S. and foreign applications

Ability to Utilize Multiple Mechanisms of Action to Achieve Therapeutic Effect

	Chemistry		*Delivery*				
	UNA	*CRN*	*SMARTICLES*	*DiLA2*	*Lipo-peptide*	*tkRNAi*	*TrpCage*
RNAi	X	X	X	X	X	X	X
mRNA Translational Inhibition	X	X	X	X	X		X
Exon Skipping		X	X	X	X		X
Alternative Splicing		X	X	X	X		
Steric Blocking	X		X				
microRNA replacement	X	X	X		X	X	X
microRNA inhibition	X	X	X	X	X	X	X
mRNA replacement			X	X			

CRN- and UNA-substituted constructs span entire therapeutic spectrum

MARINA BIOTECH

12

Strategic Alliances

» Nitto Denko Avecia – CRN Chemistry

» Avecia:

» Process development for CRN synthesis

» CRN “reagent” sales to academic and research laboratories

» CRN GLP manufacturing

» Marina:

» Dedicated research and manufacturing (i.e. off Marina’s bench)

» Rosetta Genomics – microRNA Targets/Biomarkers in Dystrophies

» Rosetta:

» Identify microRNA biomarkers as part of Marina’s clinical development efforts and determine which biomarkers may be causative versus correlative, i.e. novel

microRNA therapeutic targets

» Develop, manufacture and sell microRNA diagnostics for patient identification and stratification

» Marina:

» Develop, manufacture and sell microRNA-based therapeutics against targets identified by Rosetta

Rare Disease Drug Development

Familial Adenomatous Polyposis (FAP)

» Rare hereditary disease

» Mutation in Adenomatous Polyposis Coli (APC) gene

» Causes dysregulation and accumulation of β-catenin

» Results in numerous colon polyps appearing in early

adolescence with potential for rapid disease progression

» Clinical drug product, CEQ508, targets β-catenin oncogene

» Unmet medical need

» ~100,000 worldwide (orphan status)

» Near 100% risk of colon cancer if untreated

» Treatment options:

» Surgical intervention (colectomy) is the only available treatment to prevent colon cancer progression

» No generally accepted pharmaceutical approach is available

» Currently, no other significant pharmaceutical advancements in clinical development

» Opportunities to expand into sporadic CRC, other polyposis syndromes and other GI cancers

Potential peak year U.S. sales of $195 MM

TransKingdom RNAi (tkRNAi™)

Compound is taken orally by

the patient

Invasin receptor

Invasin

Receptor-mediated

cell entry

Bacterial lysis in endosome

Endosome lysis and

shRNA release into

cytoplasm

to Dicer for

processing

shRNA

ONLY orally available RNAi clinical candidate

FAP Clinical/Regulatory Strategy

» Accelerated Clinical Development Plan

» Approval on single pivotal trial – ~60 patients treated for six months

» Based on Pfizer’s Celecoxib accelerated FDA approval

» Double-blind, placebo controlled, randomized, multi-center, parallel group study of single daily doses of CEQ508

» Endpoint of “reduction of polyp burden” (measure of number and size of polyps)

» Pursue accelerated development program with FDA

» Fast-Track designation and/or “Breakthrough Therapy” designation

» Open Label Safety Trial

» Assumes FDA will require a additional patients for a safety database

» Roll in all patients from the pivotal trial once treatment is completed and would include new patients

» Pediatric Trial

» Planned as a phase IV trial – 30 patients treated for one month

» May conduct as phase I trial with similar design to adult phase 1 trial

Pfizer approved on polyp reduction of 28% vs. 5% with placebo

FAP Value Drivers

» Near Term

» 4Q 2014 – Complete Cohort 1 and 2 sample analysis

» 1Q 2015 – Dose Cohort 3 patients

» 3Q 2015 – Complete Escalating Dose Phase

» Notable Mid- to Long-Term

» 1H 2016 – Submit "Breakthrough Therapy“ and complete Stable

Dose Phase

» 2H 2016 – Initiate Pivotal Phase 2 and file EU Orphan Status

Application

» 2017 – Submit NDA

» 2018 – NDA approval and commercial launch

Potential for first RNAi drug to market

Myotonic Dystrophy Type 1 (DM1) – A

Muscle Disease with Systemic Effects

» Myotonia

» Skeletal muscle wasting

» Cardiac arrythmias

» Smooth muscle dysfunction

» Radial cataracts

» Cognitive dysfunction

• Weakness and

wasting of voluntary

muscles in the face,

neck and lower arms

and legs

• Muscles between the

ribs and those of the

diaphragm can be

weakened

• The heart is also

Affected

• The digestive tract and

uterus are often

affected

• Abnormalities in the

brain can lead to

excessive sleepiness or

apathy

DM1 - Devastating Impact on Entire

Families

» Myotonic Dystrophy type 1 (DM1) accounts for >95% cases

» Expansion of CTG repeats in 3’ UTR of the DMPK (dystrophia myotonicaprotein kinase) gene

» Severity of disease

can be progressive

within families

Nucleic Acid-based Strategies for

Therapeutic Intervention

Accumulation of

altered DMPK mRNA

in nucleus sequesters

Muscleblind (MBNL1)

protein resulting in

loss-of-function

» Displace/Disrupt the MNBL-CUGn+x interaction

» (CAG) oligonucleotide to compete with MNBL1

» Cleave nuclear DMPK mRNA

» Initiate nuclease-mediated degradation

» Modulate CUGn+x via altered splicing of DMPK gene

» Target spice sites to reduce/skip CUGn+x

Matching the Nucleic Acid Construct to

the Most Effective Mechanism of Action

RNAi-dependent

Translational Blocker

DMPK mRNA to

increase degradation and elimination

Targeting the CUG-repeat for

degradation/elimination or compete with

proteins for binding sites

Targeting intron-exon splice to

bias for less-toxic or non-toxic variants

RNase H-dependent

Translational Blocker

Steric Blocker

RNase H-dependent

Translational Blocker

Splice Junction Inhibitor

CRN = UNA

Marina’s compounds span the entire spectrum of RNA-based MOAs

mRNA Translational Inhibition: Dose-response for

CRN- and LNA-Substituted Oligo1

LNA-substituted Translational Block Oligo

CRN-substituted Translational Block Oligo

1Data produced by undisclosed academic laboratory

In vitro Myotonic Dystrophy assay measuring CUG repeat blocking (lower % is better)

DM1 Pre-clinical/Clinical Strategy

» Efficacy Studies

» Tolerability and efficacy in transgenic mouse model of DM1

» mRNA expression/protein conformation and function

» Muscle cell histopathology/immunohistochemistry

» Physiological signs (muscle strength, gait, etc.)

» Safety Studies

» Standard in vitro/in vivo studies for IND

» Evaluate potential routes of administration (I.V. and Subq)

» Phase I Trial

» ~24 healthy volunteers

» Primary endpoints of safety and tolerability

» Phase 2a Trial (Proof-of-Concept)

» ~60 DM1 patients treated for six months

» Primary endpoint demonstrating improvement in 6 minute walk test

Duchenne Muscular Dystrophy (DMD)

» Muscle weakness can begin as early as age 3

» First affecting the muscles of the hips, pelvic area, thighs and shoulders

» Later affecting skeletal (voluntary) muscles

in the arms, legs and trunk

» By the early teens, heart and respiratory

muscles also are affected

» DMD is caused by an absence of

functional dystrophin, a protein

essential for muscle cell

survival and function

» Disease primarily affects boys,

but in rare cases girls

Nucleic Acid-based Strategy for

Therapeutic Intervention – Exon Skipping

26

» “Exon Skipping” restores a functional form of the dystrophin protein and improves muscle cell survival

Modified

Full disease

Profile

disease

profile

Images adapted from Aartsma-Rus and Van Ommen,

RNA (2007), 13:1609–1624.

DMD Competitive Landscape

» In Development

» Sarepta and Prosensa oligonucleotides

» Exon skipping

» Sarepta’s eteplirsen: AVI 4658 skipping exon 51

» Prosensa’s drisapersen: PRO 051 skipping exon 51

» Announced that NDAs would be filed prior to end of 2014

» Exon 51 mutation represents ~15% of patient population

» PTC Therapeutics – Atalauren, “post translational control” small molecule

» Nonsense mutations (~13% of DMD patients – 2-2500 patients)

» Currently limited information on genetic makeup of

subpopulations

DMD Strategy

» Monitor DMD sector progress while conducting research in DM1

» DM1 in vivo POC will demonstrate potential effectiveness of

SMARTICLES delivery technology to muscle, etc.

» FDA expected to respond to NDA applications by 1Q 2015

» Develop construct targeting Exon 51 skipping

» Propriety chemistry (i.e., CRN)

» Proprietary delivery (i.e., SMARTICLES)

» Potential for greater efficacy compared to competitors

» Develop combination therapies targeting multiple Exons

» Multiple “Exon skippers” in single formulation, i.e. SMARTICLES

» Identify potential non-coding RNA approaches to DMD treatment

» Expand efforts with Rosetta Genomics (4Q 2014) to identify disease modifying microRNA targets.

DMD Pre-clinical/Clinical Strategy

» Efficacy Studies

» Tolerability and efficacy in transgenic mouse model of DMD

» mRNA expression/protein conformation and function

» Muscle cell histopathology/immunohistochemistry

» Physiological signs (muscle strength, gait, etc.)

» Safety Studies

» Standard in vitro/in vivo studies for IND

» Evaluate potential routes of administration (I.V. and Subq)

» Phase I Trial

» ~20 healthy volunteers

» Primary endpoints of safety and tolerability

» Phase 2a Trial (Proof-of-Concept)

» ~12 DMD patients treated for twelve months

» Group A: >18 years old; Group B: 5-18 years old

» Primary endpoint demonstrating improvement in 6 minute walk test

DM1 and DMD Value Drivers

» Near Term

» 4Q 2014 – Demonstrate in vivo proof-of-concept

» 2Q 2015 – Lead identification and selection

» Notable Mid- to Long-Term

» DM1:

» 1H 2016 – File IND, submit Orphan Drug application and initiate

Phase 1

» 2017 – Submit “Breakthrough Therapy”

» 2018 – Initiate Phase 2a

» DMD:

» 2017 – File IND, submit Orphan Drug application, initiate Phase 1 and submit “Breakthrough Therapy”

» 2018 – Initiate Phase 2a

Partnering Goals

» Rare Disease “Fast Follower” (i.e. ALS, Cystic Fibrosis, Hemophilia,

Spinal Muscular Atrophy) Research Collaboration

» Marina:

» Identify novel nucleic acid compounds

» Conducts in vitro as well as in vivo safety, tolerability and, possibly, efficacy studies

» Partner

» Conducts in vivo POC, IND enabling studies, regulatory and clinical development

» Therapeutic Indication-Specific Research Collaboration

» Marina:

» Identify novel nucleic acid compounds

» Conducts in vitro as well as in vivo safety, tolerability and, possibly, efficacy studies

» Partner

» Conducts in vivo POC, IND enabling studies, regulatory and clinical development

» License Agreements

» Target-specific licensing of SMARTICLES and other delivery technologies

Leverage platform for non-dilutive capital and expanded capability

Thank You